UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : October 3, 2007
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-8940 (Commission File Number)	13-3260245 (I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York (Address of principal executive offices)		10017-5592 (Zip Code)
Registrant’s telephone number, including area code: (917) 663-4000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-12: COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
EX-23: CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.1: SELECTED FINANCIAL DATA
EX-99.2: MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
EX-99.3: CONSOLIDATED FINANCIAL STATEMENTS
EX-99.4: FINANCIAL STATEMENT SCHEDULE
EX-99.5: REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Item 8.01. Other Events.
     As previously disclosed, Altria Group, Inc. (“Altria”) completed the spin-off of Kraft Foods Inc. (“Kraft”) to Altria stockholders on March 30, 2007 (the “Spin-Off”). Subsequently, as a result of the Spin-Off, Altria classified the operations of Kraft as discontinued operations for the quarter ended March 31, 2007. In addition, beginning with the second quarter of 2007, Altria revised its reportable segments to reflect the operations of its wholly owned subsidiary, Philip Morris International Inc., by geographic region. Altria’s revised segments are U.S. tobacco; European Union; Eastern Europe, Middle East and Africa; Asia; Latin America; and Financial Services. The change in reportable segments does not affect Altria’s Consolidated Statements of Earnings, Consolidated Balance Sheets, Consolidated Statements of Stockholders’ Equity or Consolidated Statements of Cash Flows.
     This Current Report on Form 8-K is filed in order to revise certain information disclosed in Altria’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “Form 10-K”), namely, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements and Notes thereto and Financial Statement Schedule -Valuation and Qualifying Accounts in order to reflect Kraft as a discontinued operation and the change in reportable segments. The information provided herein should be read in conjunction with the portions of the Form 10-K that are not subject to the foregoing changes, as well as Altria’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2007 and June 30, 2007 and Current Reports on Form 8-K filed with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
12	Computation of ratios of earnings to fixed charges.

23	Consent of independent registered public accounting firm.

99.1	Selected Financial Data — Five-Year Review.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Consolidated Financial Statements as of December 31, 2006 and 2005, and for Each of the Three Years in the Period Ended December 31, 2006.

99.4	Financial Statement Schedule — Valuation and Qualifying Accounts For the Years Ended December 31, 2006, 2005 and 2004.

99.5	Report of Independent Registered Public Accounting Firm on Financial Statement Schedule.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.
By:	/s/ Joseph A. Tiesi
	Name:	Joseph A. Tiesi
	Title:	Vice President and Controller

DATE: October 3, 2007

EXHIBIT INDEX

Exhibit No.	Description
12	Computation of ratios of earnings to fixed charges.

23	Consent of independent registered public accounting firm.

99.1	Selected Financial Data — Five-Year Review.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Consolidated Financial Statements as of December 31, 2006 and 2005, and for Each of the Three Years in the Period Ended December 31, 2006.

99.4	Financial Statement Schedule — Valuation and Qualifying Accounts For the Years Ended December 31, 2006, 2005 and 2004.

99.5	Report of Independent Registered Public Accounting Firm on Financial Statement Schedule.